                                                                   EXHIBIT 10.28

                              STATER BROS. MARKETS
                           STATER BROS. HOLDINGS INC.

                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT

            This THIRD AMENDMENT TO CREDIT AGREEMENT (this "THIRD AMENDMENT") is dated as of January 18, 2002 entered into by and among STATER BROS. MARKETS, a California corporation ("BORROWER"), STATER BROS. HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the financial institutions listed on the signature pages hereof ("LENDERS") and BANK OF AMERICA, N.A., as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and Issuing Lender, and, for purposes of
Section 4 hereof, the Credit Support Party (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of August 6, 1999, as amended by the First Amendment dated as of September 15, 2000 and the Second Amendment dated as of December 13, 2001 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), by and among Borrower, Holdings, Lenders, Administrative Agent, and Issuing Lender. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Borrower, Holdings, Lenders and Issuing Lender desire to amend the Credit Agreement as set forth below;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

            1.1 AMENDMENTS TO SECTION 1: DEFINITIONS AND ACCOUNTING TERMS.

            A. Subsection 1.01 of the Credit Agreement is hereby amended by amending and restating clause (d) of the definition of " Applicable Amount" in the following manner:

            "(d) with respect to standby Letters of Credit, 1.50 percent."

            B. Subsection 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Maturity Date" in the following manner:

            ""Maturity Date" means March 31, 2003, as it may be earlier terminated in accordance with the terms hereof."

            C. Subsection 1.01 of the Credit Agreement is hereby amended by amending and restating clause (e) of the definition of "Restricted Payment" in the following manner:

            "(e) the prepayment, repayment, redemption, defeasance or other acquisition or retirement for value prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Holdings Senior Notes, any Existing Holdings Notes or the Subordinated Note."

            D. Subsection 1.01 of the Credit Agreement is hereby amended by adding thereto the following definition in proper alphabetical order:

            ""Subordinated Note" means the $20,000,000 subordinated note due March 31, 2007 issued by Holdings in the form of Exhibit G."

            1.2 AMENDMENTS TO SECTION 2: THE COMMITMENTS AND EXTENSIONS OF
            CREDIT.

            A. Subsection 2.04(a)(iv) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefore:

            "(iv) No standby Letter of Credit shall expire more than 12 months after the issuance thereof. No commercial Letter of Credit shall expire more than 180 days after the issuance thereof. No Letter of Credit shall expire after the Letter of Credit Expiration Date; provided, however, that no Letter of Credit issued under the Revolving Loan Commitment L/C Sublimit shall expire after the Maturity Date. If any Letter of Credit Usage remains outstanding after the Letter of Credit Expiration Date, Borrower shall, not later than the Letter of Credit Expiration Date, deposit cash in an amount equal to such Letter of Credit Usage in a Letter of Credit Cash Collateral Account."

            B. Section 8.01 of the Credit Agreement is hereby amended by (i) deleting "and" at then of clause (b), (ii) deleting "." at the end of clause (c) and inserting "; and" in its place, and (iii) adding the following clause (d):

            "(d) Indebtedness in an aggregate principal amount not to exceed $20,000,000 evidenced by the Subordinated Note."

            C. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting "." at the end of clause (e) and inserting "; and" in its place, and
(ii) adding the following clause (f):

            "(f) Holdings may redeem or repurchase its outstanding capital stock on or prior to March 31, 2002 for an aggregate purchase price not to exceed $40,000,000, of which up to $20,000,000 may be paid in cash and $20,000,000 by the issuance of the Subordinated Note."

            1.3 AMENDMENTS TO SECTION 7: NEGATIVE COVENANTS.

            Subsection 7.14(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

            "(b) CONSOLIDATED EBITDA.

                        Permit Consolidated EBITDA for any period set forth
            below to be less than the correlative amount indicated; provided that Consolidated EBITDA for the fiscal quarters ending on or before December 24, 2000 shall be measured on an Annualized basis:

                                                                          MINIMUM CONSOLIDATED
                       PERIOD ENDING                                             EBITDA
----------------------------------------------------------------------------------------------
Fiscal Quarter Ending June 25, 2000                                            $75,000,000

Two Fiscal Quarters Ending September 24, 2000                                  $75,000,000

Three Fiscal Quarters Ending on or about December 24, 2000                     $75,000,000

Each Four Fiscal Quarter Period Ending after December 24, 2000 and on or       $75,000,000
before September 30, 2001

Each Four Fiscal Quarter Period Ending on or after December 31, 2001           $85,000,000"


            1.4 OTHER AMENDMENTS TO THE CREDIT AGREEMENT.

            The Credit Agreement is hereby amended by (i) adding the new Exhibit G attached hereto as Exhibit 1 and (ii) adding a corresponding reference to such Exhibit G to the Exhibits listed on the Table of Contents of the Credit Agreement.

            SECTION 2. REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders and Issuing Lender to enter into this Third Amendment and to amend the Credit Agreement in the manner provided herein, each of Borrower and Holdings represents and warrants to each Lender and Issuing Lender that the following statements are true, correct and complete:

            A. EXISTENCE AND QUALIFICATION; POWER; COMPLIANCE WITH LAWS. Each Borrower Party is a corporation duly organized or formed, validly existing and in good standing under the Laws of the state of its incorporation or organization, has the power and authority and the legal right to own and operate its properties, to lease the properties it operates and to conduct its business, is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, and is in compliance with all Laws except to the extent that noncompliance does not have a Material Adverse Effect.

            B. POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each Borrower Party has the power and authority and the legal right to make, deliver and perform this Third Amendment and, in the case of Holdings and Borrower, to perform its obligations under the Credit Agreement as amended by this Third Amendment (the "AMENDED AGREEMENT"), and has taken all necessary action to authorize the execution, delivery and performance of this Third Amendment and to authorize the performance under the Amended Agreement. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Third Amendment or the Amended Agreement. This Third Amendment has been duly executed and delivered by each Borrower Party, and this Third Amendment and the Amended Agreement constitute a legal, valid and binding obligation of each Borrower Party party thereto, enforceable against each Borrower Party party thereto in accordance with their respective terms.

            C. NO LEGAL BAR. The execution, delivery, and performance by each Borrower Party of this Third Amendment and the performance by each Borrower Party party thereto of the Amended Agreement and compliance with the provisions hereof and thereof have been duly authorized by all requisite action on the part of such Borrower Party and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) any Organization Documents of such Borrower Party or any of its Subsidiaries, (ii) any applicable Laws, rules, or regulations or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any Contractual Obligation of such Borrower Party or any of its Subsidiaries or by which any of them or any of their property is bound or subject, (b) constitute a default under any such agreement or instrument, (c) result in, or require, the creation or imposition of any Lien on any of the properties of such Borrower Party or any of its Subsidiaries, or (d) require any approval of stockholders or any approval or consent of any Person of any Contractual Obligation of any Borrower Party.

            D. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date of this Third Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            E. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Third Amendment that would constitute an Event of Default or a Default.

            SECTION 3. ACKNOWLEDGEMENT AND CONSENT

            Development is a party to the Development Guaranty, as amended, pursuant to which Development has guaranteed the Obligations. Development is referred to herein as the

"CREDIT SUPPORT PARTY," and the Development Guaranty is referred to herein as the "CREDIT SUPPORT DOCUMENT".

            The Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Third Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Third Amendment. The Credit Support Party hereby confirms that the Credit Support Document to which it is a party or otherwise bound will continue to guaranty, to the fullest extent possible the payment and performance of all Guarantied Obligations (as such term is defined in the Credit Support Document), including without limitation the payment and performance of all such Guarantied Obligations in respect of the Obligations of Borrower and Holdings now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

            The Credit Support Party acknowledges and agrees that the Credit Support Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment. The Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Document to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date of this Third Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            The Credit Support Party acknowledges and agrees that the Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Third Amendment and nothing in the Credit Agreement, this Third Amendment or any other Loan Document shall be deemed to require the consent of the Credit Support Party to any future amendments to the Credit Agreement.

            SECTION 4. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the date of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Third Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Third Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent, any Lender or the Issuing Lender under, the Credit Agreement or any of the other Loan Documents.

            B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in subsection 11.03 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Third Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

            C. HEADINGS. Section and subsection headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. COUNTERPARTS; EFFECTIVENESS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Third Amendment shall become effective upon the execution of a counterpart hereof by Borrower, Holdings, Requisite Lenders and the Credit Support Party and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                      STATER BROS. MARKETS

                                      By:__________________________________
                                      Title:_______________________________


                                      STATER BROS. HOLDINGS, INC.


                                      By:__________________________________
                                      Title:_______________________________


                                      STATER BROS. DEVELOPMENT, INC. (for
                                      purposes of Section 4), as a Credit
                                      Support Party


                                      By:__________________________________
                                      Title:_______________________________

                                      BANK OF AMERICA, N.A., as Administrative
                                      Agent


                                      By:__________________________________
                                      Title:_______________________________

                                      BANK OF AMERICA, N.A., as Issuing Lender and a Lender


                                      By:__________________________________
                                      Title:_______________________________

                                                                       EXHIBIT 1

                                    EXHIBIT G

                            FORM OF SUBORDINATED NOTE